Trade and other receivables	12 Months Ended
Dec. 31, 2024
Trade and other receivables [abstract]
Trade and other receivables

26. Trade and other receivables

	2024 £m	2023 £m
Trade receivables, net of loss allowance	5,563	5,905
Accrued income	18	69
Prepayments	390	355
Interest receivable	1	2
Employee loans and advances	7	9
Other receivables	857	1,045
	6,836	7,385
There were no trade or other receivable balances (2023: £nil) due from associates and joint ventures. The most significant component of other receivables comprises receivables for indirect and other taxes of £447 million (2023: £565 million). Other significant balance within other receivables is royalties receivable of £164 million (2023: £226 million).

Loss allowance-trade receivables	2024 £m	2023 £m
At 1 January	85	91
Exchange adjustments	(2)	(6)
Charge for the year	34	11
Transfer to assets held for sale	(1)	–
Subsequent recoveries of amounts provided for	(12)	(9)
Utilised	(5)	(2)
At 31 December	99	85
Of the total trade receivables balance, £13 million (2023: £10 million) is considered credit impaired, against which a £5 million
(2023: £8 million) expected credit loss allowance has been applied. No amount was purchased or originated credit impaired.
Within the other receivables of £857 million (2023: £1,045 million), £360 million (2023: £408 million) is classified as financial assets of which £2 million (2023: £nil) is classified as held at fair value through profit or loss. At 31 December 2024, an expected credit loss allowance of £9 million (2023: £3 million) was recognised in respect of financial assets, with a release in expected credit loss allowance of £6 million (2023: £3 million) reported in profit or loss during the year.
For more discussion on credit risk practices, please refer to Note 44, 'Financial instruments and related disclosures'.